UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 11, 2025

iWALLET CORP

(Exact name of registrant as specified in its charter)

NV	000-56347	27-1830013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Ryland St., Ste. 200A Reno, NV		89502
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(858) 610-2958

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.Entry into a Material Definitive Agreement.

On June 11, 2025, iWallet Corporation (the “Company”) entered into a Product Development & Consulting Agreement (the “Product Development Agreement”) and Statement of Work (the “Statement of Work”) with Trafton Manufacturing Group (“Trafton”) for the development of the iWallet Slim 2025 device, iClutch device, and iPassport device, pursuant to which Trafton will develop renderings and prototypes of the devices, and the Company will (i) pay Trafton $37,104 for prior outstanding invoices, (ii) issue Trafton 1,000,000 shares of Company common stock upon delivery of the iClutch and iPassport prototypes, and (iii) pay Trafton monthly for invoiced amounts under the SOW (estimated to be approximately $129,900 for the iWallet Slim 2025 design project, and additional amounts for prototyping of that device), which amounts the Company can pay by issuing Company common stock in lieu of cash at a ratio of 2:1 (two times as much stock instead of a payment in cash).

The foregoing descriptions of the Product Development Agreement and Statement of Work do not purport to be complete and are qualified in their entirety by reference to the full text of each of the agreements, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 3.02.Unregistered Sales of Equity Securities.

The disclosure provided above in Item 1.01 above is incorporated by reference into this Item 3.02. The Company will be issuing shares to Trafton in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, as there will be no general solicitation, and the issuances will not involve a public offering.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Product Development & Consulting Agreement between iWallet Corporation and Trafton Manufacturing Group, dated June 11, 2025.
10.2	Statement of Work between iWallet Corporation and Trafton Manufacturing Group, dated June 11, 2025.
104	Cover Page Interactive Data File (embedded within Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IWALLET CORP

Date: June 16, 2025

By: /s/ Steven Cabouli
Steven Cabouli
Chief Executive Officer